Exhibit 24


                                POWER OF ATTORNEY

We, the undersigned directors of HSB Group, Inc. do hereby individually appoint Robert C. Walker and Roberta A. O'Brien, and each of them singly, with full power of substitution to each, our true and lawful attorneys-in-fact with full power to them and each of them singly, to sign for us in our names and in any and all capacities, any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The HSB Group, Inc. 1985 and 1995 Stock Option Plans and The HSB Group, Inc. Employees' Thrift Incentive Plan and generally to do all such things in our name and on our behalf in our capacities as directors that will enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, which relate to said Form S-8 and the filing thereof; hereby ratifying and confirming all that said attorneys or any of them, shall do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

(Signature)                         (Title)                          (Date)
-----------                         -------                          ------



/s/ Gordon W. Kreh                  President, Chief          November 4, 1997
Gordon W. Kreh                      Executive Officer
                                    and Director


/s/ Joel B. Alvord
Joel B. Alvord                      Director                  November 4, 1997


/s/ Richard H. Booth
Richard H. Booth                    Director                  November 4, 1997


/s/ Colin G. Campbell
Colin G. Campbell                   Director                  November 4, 1997


/s/ Richard G. Dooley
Richard G. Dooley                   Director                  November 4, 1997




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(Signature)                         (Title)                               (Date)
-----------                         -------                               ------


/s/ William B. Ellis
William B. Ellis                    Director                  November 4, 1997


/s/ E. James Ferland
E. James Ferland                    Director                  November 4, 1997


/s/ Lois D. Rice
Lois D. Rice                        Director                  November 4, 1997


/s/ John M. Washburn, Jr.
John M. Washburn, Jr.               Director                  November 4, 1997


/s/ Wilson Wilde
Wilson Wilde                        Director                  November 4, 1997